UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CORPORATE CAPITAL TRUST, INC.

(Name of Registrant as Specified in its Charter)

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☒	No fee required

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

March 22, 2016

Dear Fellow Stockholders:

We invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Corporate Capital Trust, Inc. (the Company”), which will be held on Tuesday, May 10, 2016 at 9:00 a.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801.

We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about March 31, 2016, we intend to mail to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2015 Form 10-K and how to submit proxies over the Internet. All other stockholders will receive a copy of the Proxy Statement and 2015 Form 10-K by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and 2015 Form 10-K. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve resources.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the meeting, you can vote in person, even if you have previously submitted your proxy.

On behalf of the board of directors of the Company, we would like to express our appreciation for your investment in Corporate Capital Trust, Inc. We look forward to greeting as many of you as possible at the Annual Meeting.

Sincerely,

/s/ Thomas K. Sittema

Thomas K. Sittema
Chief Executive Officer

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY PROMPTLY

Please help reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

CORPORATE CAPITAL TRUST, INC.

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Date:	May 10, 2016

Time:	9:00 a.m. Eastern Time

Place:	CNL Center at City Commons, Tower I 450 South Orange Avenue 13th Floor Orlando, Florida 32801

Record Date:	March 18, 2016. Only stockholders of record at the close of business on the record date are entitled to receive notice of, to attend and to vote at the Annual Meeting.

Items of Business:	• To elect two members of the board of directors of the Company for a term expiring at the 2019 Annual Meeting of Stockholders.

• To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

• To transact other business that may properly come before the Annual Meeting.

Proxy Voting:

Important. Please vote your shares promptly to ensure the presence of a quorum at the Annual Meeting. Voting your shares now via the Internet.. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting, as your proxy is revocable at your option.

For Assistance. If you have any questions or need assistance voting, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc. at (855) 835-8319.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and Annual Report to Stockholders are available at www.proxyvote.com.

If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

By Order of the Board of Directors,

/s/ Kirk A. Montgomery

Kirk A. Montgomery

Secretary

Orlando, Florida

March 22, 2016

The use of cameras at the Annual Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

CORPORATE CAPITAL TRUST, INC.

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 10, 2016

PROXY STATEMENT

GENERAL

Corporate Capital Trust, Inc. (the “Company”) has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of directors of the Company for use at the 2016 Annual Meeting of Stockholders to be held on Tuesday, May 10, 2016, at 9:00 a.m. Eastern Time, and any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s principal offices located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

The Company’s proxy materials for the Annual Meeting, including, this Proxy Statement, the Notice of 2016 Annual Meeting of Stockholders (the ”Notice of Annual Meeting”), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2016 (the ”Annual Report”), were first sent or made available to stockholders on or about March 22, 2016.

Items of Business

The Company is requesting that stockholders vote on two items at the Annual Meeting:

• Proposal No. 1:	The election of Mr. Frederick Arnold and Mr. Thomas K. Sittema to the board of directors of the Company (the “Board”) for a term expiring at the 2019 Annual Meeting of Stockholders; and

• Proposal No. 2:	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

Record Date

Only stockholders of record as of the close of business on March 18, 2016 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting and all postponements and/or adjournments of the Annual Meeting. As of the Record Date, there were 301,867,269.739 issued and outstanding shares of the Company’s common stock, par value $0.01 per share (“Shares”) held by 72,619 holders of record. In addition to stockholders of record of the Company’s Shares, beneficial owners of Shares held by a broker or other custodian as of the Record Date can vote using the methods described below.

Proxy and Voting Procedures

Stockholders are entitled to one vote for each Share held, and may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, you can save the Company the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email.

Voting by Stockholders of Record

If your Shares are registered directly in your name with the Company’s transfer agent, DST Systems, Inc., you are considered the stockholder of record with respect to those Shares, and the Notice of Annual Meeting and other proxy materials were furnished directly to you by the Company. If you are a stockholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•	By Telephone. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•	By Mail. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received by 11:59 P.M., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials for the Annual Meeting, stockholders of record should send a written request to the Company at the following address: Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Corporate Secretary. Each such request must set forth a good faith representation that the person making the request was the owner of Shares as of the Record Date.

Voting by Beneficial Owners of Shares

If your Shares are held by a broker or other custodian, the proxy materials were furnished to the organization that holds your Shares. If you are the beneficial owner of Shares of the Company, there are four ways you can vote:

•	In person. If you are the beneficial owner of Shares held by a broker or other custodian and you wish to vote your Shares in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your Shares. A legal proxy is a written document that will authorize you to vote your Shares held by a broker or custodian at the Annual Meeting. Please contact the organization that holds your Shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your Shares.

•	By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by calling the toll free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your Shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Allow sufficient time for the proxy card to be timely received by 11:59 P.M., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials, beneficial owners of Shares should send a written request to the organization that holds their Shares.

Quorum; Adjournments

At least fifty percent of the Shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for a quorum for the transaction of business. Your Shares will be counted for purposes of determining if there is a quorum, if you:

•	Are entitled to vote and you are present in person at the Annual Meeting; or

•	Have properly voted by proxy via the Internet or by telephone.

If a quorum is not present, the Company may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without further notice, other than announcement at the Annual Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Annual Meeting as originally noticed may be transacted at any such adjourned meeting(s) at which a quorum is present.

Vote Required; Broker Non-Votes; Effect of Abstentions

Stockholders of Record

If you are a stockholder of record, your properly executed proxy received prior to the Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then, the persons named as proxies will vote your Shares in the manner recommended by the Board on all matters presented in this Proxy Statement. With respect to any other business that may be properly presented for a vote at the Annual Meeting, the proxy holders will vote your Shares in such manner as they may determine in their discretion.

Beneficial Owners of Shares

If you are a beneficial owner of Shares held by a broker or other custodian, you may instruct the organization that holds your Shares as to how to vote your Shares via the voting instruction form included with this Proxy Statement; all voting instruction forms timely received by the organization that holds your Shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your Shares with specific voting instructions, then, your Shares are referred to as “uninstructed shares;” and whether your broker or custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your Shares may vote them in its discretion on “routine” matters, however the broker or other custodian cannot vote uninstructed shares on “non-routine” matters, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your Shares. This is referred to as a “broker non-vote.”

Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

The following table summarizes the vote required for passage of each proposal, and the effect of abstentions and uninstructed shares held by a broker or custodian. While broker non-votes and abstentions will be included in the number of Shares counted as “present” at the Annual Meeting for purposes of determining whether a quorum is present, only “FOR” and “AGAINST” votes will be counted for purposes of determining the votes received in connection with each proposal.

Proposal No.	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of director nominee	Plurality of Shares cast	Not voted	Not voted
2	Ratification of independent auditor	Majority of Shares cast	Not voted	Discretionary vote

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new form of proxy dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to the Annual Meeting at the following address: Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Corporate Secretary.

Information Regarding this Solicitation

The Company is paying all costs associated with the solicitation of proxies for the Annual Meeting. The Company has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $15,170, plus the reimbursement of Broadridge’s reasonable out-of-pocket expenses.

In addition, the Company must pay brokerage firms, banks and similar custodial organizations representing beneficial owners of Shares certain fees associated with forwarding the Notice of Annual Meeting to beneficial owners, forwarding printed proxy materials by mail to beneficial owners who specifically request them, and obtaining beneficial owners’ voting instructions. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Broadridge and/or by directors, officers and employees of the Company, CNL Capital Markets Corp., CNL Securities Corp., and/or affiliates of the Company’s advisor, none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Company has made this Proxy Statement, the Notice of Annual Meeting and the Annual Report available to stockholders on the Internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” below, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Company’s Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

Where to Obtain More Information

The Company makes available free of charge on its website, www.corporatecapitaltrust.com, its Annual Report as soon as reasonably practicable after the Company electronically files the Annual Report with the SEC. A copy of the Company’s Annual Report will be furnished stockholders, without exhibits, at no charge, upon written request to the Company at its principal executive offices: CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida 32801, Attention: Kirk A. Montgomery, Corporate Secretary. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Company’s Annual Report.

DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

Information about the Board, Director Nominee and Executive Officers

Pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or other applicable law. The Board is divided into three classes of directors serving staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. At each annual meeting of the Company’s stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The Company believes that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Company’s management and policies.

The terms of the Company’s Class 2 directors, Mr. Frederick Arnold and Mr. Thomas K. Sittema,, expire this year, and they have been nominated by the Board to serve for another term. Accordingly Mr. Arnold and Mr. Sittema are standing for re-election at the Annual Meeting, and stockholders are being asked to elect Mr. Arnold and Mr. Sittema, for additional three-year terms, to serve until the 2019 annual meeting of stockholders. Certain information with respect to Mr. Arnold and Mr. Sittema, the Company’s Class 2 nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the stockholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, CNL Fund Advisors Company, the Company’s investment adviser (“CNL”) or KKR Credit Advisors (US) LLC (“KKR” and together with CNL, the “Advisors”). These individuals are referred to as the “Independent Directors.” Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years has had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as the “Interested Directors.”

The Board is currently composed of five directors, three of whom are Independent Directors. The Board has determined that Mr. Arnold is an Independent Director. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years has had, a material business or professional relationship with the Company or the Advisors.

In considering each director and the composition of the Board as a whole, the Board utilizes a diverse group of experiences, characteristics, attributes and skills that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as a director of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company. Although the Board does not have any formal policy regarding the amount of diversity needed on the Board, diversity is one of the factors considered by the Board in assessing the composition of the Board.

Interested Directors

Thomas K. Sittema has served as the Company’s chief executive officer since September 2014 and the Company’s chairman of the Board since 2010. Mr. Sittema has also served as director since June 2010, chief executive officer since September 2014 and investment committee member since June 2011 of the Company’s advisor, CNL Fund Advisors Company. He has served as a trustee and chief executive officer of Corporate Capital Trust II since August 2014. In addition, Mr. Sittema currently serves as chief executive officer and president of CNL Growth Properties, Inc., and is director and vice chairman of CNL Lifestyle Properties, Inc. and CNL Healthcare Properties, Inc. Mr. Sittema formerly served as chief executive officer and president of Global Income Trust, Inc. until its liquidation in December 2015. In addition, Mr. Sittema currently serves as chief executive officer, president and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema is the current chairman of the Investment Program Association for 2016. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of the Company’s two Interested Directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His advisory and capital raising experience on behalf of clients is particularly relevant to his directorship and, the Company believes, provides it with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard provides value to the Board in its assessment and management of risk. In addition, the Company believes that Mr. Sittema’s experience as an investment advisory representative is valuable to the Board in its oversight of regulatory and compliance requirements as well as its exercise of fiduciary duties to the Company and its stockholders.

Erik A. Falk has served as a director since 2012. Mr. Falk has served as a trustee of Corporate Capital Trust II since August 2014. Mr. Falk is a Member of KKR & Co. L.P.’s (“KKR & Co.”) Leveraged Credit Investment Committee, Private Credit Investment Committee and Portfolio Management Committee .  Prior to joining KKR & Co., Mr. Falk was a managing director at Deutsche Bank Securities Inc. since 2000, where he was most recently Global Co-Head of the Securitized Products Group. In addition to leadership positions in recruiting and sitting on the boards of several of the bank’s companies, Mr. Falk was a member of the global markets North American management committee and a member of the complex transactions underwriting committee for the bank. Mr. Falk co-ran a global group focused on principal investing, bond underwriting, direct lending and advisory business in securitized products. He was also the global head of the special situations group where he launched a global principal finance business focused on value trading and investing based on financial and hard asset and corporate credit in both distressed and performing situations. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a director in their asset-backed securities department. He originated and executed capital market securitizations for banks, auto finance companies, airlines, student loan originators and CLO issuers. Mr. Falk graduated from Stanford University with an M.S. and B.S. in Chemical Engineering.

Mr. Falk was selected as one of the Company’s two Interested Directors because of his prior experience and familiarity with the Company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which the Company believes are key qualifications for providing sound direction and leadership. Mr. Falk also possesses experience in portfolio management across multiple strategies, which the Company believes is invaluable to its portfolio investment process.

Independent Directors

Frederick Arnold has served as an Independent Director since 2011, and has served as an independent trustee of Corporate Capital Trust II since 2015. Mr. Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc. and as a member of the board of directors of Lehman Commercial Paper Inc. Mr. Arnold has held a series of senior financial positions, and since July 2015 has been serving as chief financial officer of Convergex Group, LLC. Previously Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold was selected as one of the Company’s three Independent Directors because of his extensive leadership experience and financial expertise having been an international investment banker and chief financial officer.

James H. Kropp has served as an Independent Director since 2011 and has served as an independent trustee of Corporate Capital Trust II since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Between January 2006 and December 2008, Mr. Kropp served as Senior Vice President of Investments at Gazit Group USA, Inc., a real estate investor owned by a company listed on the Tel Aviv stock exchange. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. Mr. Kropp became an Independent Trustee of NYSE-listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. From May 2007 to February 2010, Mr. Kropp was an independent trustee of The CNL Funds, a registered investment company, serving as Chairman of the Audit Committee and a member of the Governance and Independent Trustee committees. Mr. Kropp received a B.B.A.-Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of the Company’s three Independent Directors because of his prior experience on several investment fund committees. The Company believes Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser is valuable to the Board. He also has extensive accounting, auditing and finance expertise which, the Company believes, is beneficial in providing leadership on the audit committee.

Kenneth C. Wright has served as an Independent Director since 2011, and has served as an independent trustee of Corporate Capital Trust II since 2015. Mr. Wright has been a partner with the law firm of Baker & Hostetler LLP since 1990. Mr. Wright has regularly practiced in the areas of transaction structuring, mergers and acquisitions, public and private offerings of securities, structured finance and international financings and transactions. Mr. Wright also serves on the board of the Florida Opportunity Fund, funded (i) by the Florida legislature to invest in seed capital and early stage venture capital funds that agree to invest in Florida, (ii) by the Florida Energy and Climate Commission to invest in Florida businesses to increase the use of energy efficient and renewable energy technologies, equipment and materials, and (iii) under the Small Business Jobs Act to provide venture capital to select companies in Florida with perceived long-term growth potential. Mr. Wright received his J.D. from Southern Methodist University, his M.B.A. from the University of Texas at Austin, and his B.A. in Mathematics from Cameron University.

Mr. Wright was selected as one of the Company’s three Independent Directors because of his extensive legal expertise in transaction structuring and acquisitions. The Company believes Mr. Wright’s experience representing public companies and financial service companies provides value to the Company’s Board. His considerable knowledge of corporate and securities law and experience with public offering and structured finance transactions provide practical value to the Company’s Board.

The following table sets forth certain information regarding the Independent Directors, the Independent Director nominee, the Interested Director, and the Interested Director nominee, as well as the executive officers of the Company. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida 32801:

Name, Address and Age of Director	Position(s) Held with Company	Term of Office Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director During Past Five Years
Interested Director Nominee
Thomas K. Sittema, 57	Director (Class 2) and Chairman of the Board Chief Executive Officer	Appointed June 2010 Appointed September, 2014	Chief Executive Officer, 1/2011-present, and President 8/2013-present of CNL Financial Group, Inc.; Director, 6/2010-present, Chief Executive Officer, 9/2014-present, and Investment Committee Member, 6/2011-present of CNL Fund Advisors Company; Chief Executive Officer, 10/2009–present of CNL Real Estate Group, Inc.; Chief Executive Officer and President, 9/2014–present of Global Income Trust, Inc.; Chief Executive Officer and President, 9/2014–present of CNL Growth Properties, Inc.	Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Trustee, Corporate Capital Trust II; Director, Crescent Holdings, LLC

Interested Director
Erik A. Falk, 46	Director (Class 3)	Appointed December 2012	Co-Head of KKR & Co.’s Leveraged Credit Team, 9/2008-present; member of Portfolio Management Committee of KKR, 2008-present.	Director, Loan Syndications and Trading Association; Director, Home Partners of America; Trustee, Corporate Capital Trust II

Independent Director Nominee
Frederick Arnold, 61	Director (Class 2)	Appointed January 2011	Chief Financial Officer, Convergex Group, LLC, 7/2015-present; Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011.	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.; Former Director, CIFC Corp.; Independent Trustee, Corporate Capital Trust II

Independent Directors
James H. Kropp, 67	Director (Class 3)	Appointed January 2011	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-present; Chief Financial Officer, Microproperties LLC, 2011-present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012.	Director, Chairman of the Compensation Committee; Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc.; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, Trustee and Chairman of Audit Committee, American Homes 4 Rent; Independent Trustee, Corporate Capital Trust II

Kenneth C. Wright, 59	Director (Class 1)	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-present.	Director, Florida Opportunity Fund; Director, Baker & Hostetler Florida PAC; Independent Trustee, Corporate Capital Trust II

The Company’s Executive Officers

The following persons serve as the Company’s executive officers in the following capacities. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida 32801:

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Officer
Thomas K. Sittema, 57	Director (Class 2) and Chairman of the Board Chief Executive Officer	Appointed June 2010 Appointed September 2014	Chief Executive Officer, 1/2011-present, and President 8/2013-present of CNL Financial Group, Inc.; Director, 6/2010-present, Chief Executive Officer, 9/2014-present, and Investment Committee Member, 6/2011-present of CNL Fund Advisors Company; Manager, 11/2014 –present CNL Fund Advisors II, LLC; Chief Executive Officer, 10/2009–present of CNL Real Estate Group, Inc.; Chief Executive Officer and President, 9/2014–12/2015 of Global Income Trust, Inc.; Chief Executive Officer and President, 9/2014–present of CNL Growth Properties, Inc.	Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Trustee, Corporate Capital Trust II; Director, Crescent Holdings, LLC

Steven D. Shackelford, 52	President Chief Financial Officer and Treasurer	Appointed January 2013 Appointed November 2014	President, 12/2012– present, and Chief Financial Officer and Treasurer, 11/15/2014–present; and Investment Committee member, 1/2013-to present of CNL Fund Advisors Company; President, Chief Financial Officer and Treasurer 11/2014-present of CNL Fund Advisors II, LLC; Chief Financial Officer, 12/2008-3/2013, and Executive Vice President, 4/2013–4/2014 of CNL Growth Properties, Inc.; Chief Financial Officer, 3/2009-3/2013, and Executive Vice President, 4/2013-4/2014 of Global Income Trust, Inc.

Kirk A. Montgomery, 59	Chief Compliance Officer General Counsel, Chief Legal Officer, and Senior Vice President Secretary	Appointed July 2013 Appointed 1/2014 Appointed November 2014	Head of Regulatory Affairs, 3/2013-present of CNL Financial Group Investment Management, LLC; General Counsel, 3/2013–present of CNL Capital Markets Corp.; Chief Legal Officer, 10/2002–3/2013 of Wells Real Estate Funds, Inc.

Director Compensation

The Independent Directors are entitled to receive annual compensation of $175,000. Each Independent Director serves as chairman of one of the Board committees. There are no pensions or retirement benefits to the Independent Directors at this time.

The Company will also reimburse each of the Independent Directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. The table below sets forth the compensation received by each director from the Company for the fiscal year ended December 31, 2015:

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Interested Directors:
Thomas K. Sittema	—	—	—	—	—	—	—
Erik A. Falk	—	—	—	—	—	—	—
Independent Directors:
Kenneth C. Wright	$175,000	—	—	—	—	—	$175,000
Frederick Arnold	175,000	—	—	—	—	—	175,000
James H. Kropp	175,000	—	—	—	—	—	175,000

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000:

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1) (2)
Interested Directors:
Thomas K. Sittema	Over $100,000
Erik A. Falk

Independent Directors:
Kenneth C. Wright
Frederick Arnold
James H. Kropp	Over $100,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by directors is based on the Company’s net asset value of $8.93 per share as of December 31, 2015.

Risk Oversight and Board Structure

Board Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Company’s investment advisers, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of the Company’s day-to-day affairs.

Under the Company’s Bylaws, the Board may designate one of the Company’s directors as chair to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Sittema serves as chairman of the Board and is an “interested person” by virtue of being the Company’s chief executive officer and his employment with CNL Financial Group, Inc. The Company believes that it is in the best interests of the Company’s stockholders for Mr. Sittema to serve as both chief executive officer and chairman of the Board because of his significant experience in matters of relevance to the Company’s business. Mr. Sittema’s combined role as chief executive officer and chairman of the Board creates a firm link between management and the Board and provides unified leadership for carrying out the Company’s strategic initiatives and business plans. The Board has determined that the compositions of the Audit Committee, Nominating and Governance Committee and the Independent Director Committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of the Company. The Company believes that the Board’s flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Board and will be closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its stockholders. The Independent Directors are expected to meet separately (i) as part of each regular Board meeting, and (ii) with the Company’s chief compliance officer, as part of at least one Board meeting each year. The Independent Director Committee may hold additional meetings at the request of any Independent Director.

The Board believes that its leadership structure—a chair of the Board who is also the Company’s chief executive officer, but separate from its committees led by Independent Directors—is the optimal structure for the Company at this time. The Board believes this structure is appropriate for a company of the Company’s size and complexity because combining the roles of the chief executive officer and chairman of the Board (i) enhances the alignment between the Board and management in strategic planning and execution, as well as operational matters, (ii) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (iii) streamlines Board process in order to conserve time for consideration of important matters the Board may need to address. The Board, which reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Company. The Board could in the future decide not to combine the chairman of the Board and chief executive officer positions if it believes that doing so would serve the best interests of the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s and the Advisors’ activities, including reports regarding the Company’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Company’s chief compliance officer, who reports on the Company’s compliance with the federal and state securities laws and the Company’s internal compliance policies and procedures as well as those of the Advisors, the managing dealer for the Company’s equity offering (the “Managing Dealer”), the Company’s administrator and the Company’s transfer agent. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Advisors to receive reports regarding the Company’s operations, including reports on certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior members of the Company’s management.

The Board believes that its role in risk oversight is appropriate. The Company believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Advisors and the Company’s other service providers.

Committees of the Board

In addition to serving on the Board, the Company’s directors also serve on one or more of the following committees that have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Company’s best interest.

The Board met eleven times during 2015, including five special meetings and four regular quarterly meetings. Each director attended all meetings of the Board held during 2015, with the exception of Interested Director Mr. Falk, who missed one meeting due to extenuating circumstances. The Company does not have a formal policy regarding director attendance at an annual meeting of stockholders.

Independent Director Committee. The Company’s Independent Director Committee consists of all of the Independent Directors. Kenneth C. Wright serves as chairman of the Independent Director Committee. The Independent Director Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including the Advisors. The Independent Director Committee is responsible for assessing the flow of information between the Company’s management and the Board and overseeing the annual approval process of the Company’s Investment Advisory Agreement with CNL (as investment advisor) (the “Investment Advisory Agreement”), the Company’s Administrative Services Agreement with CNL (as administrator) (the “Administrative Services Agreement”), and the Company’s Sub-Advisory Agreement (with CNL as the advisor and KKR as the sub-advisor) (the “Sub-Advisory Agreement”). The Independent Director Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet independent of Interested Directors during the course of other meetings or other times as they see fit. The Independent Director Committee held 49 meetings during 2015. The majority of these meetings focused on the qualifications of specific potential investments under the conditions of the SEC’s exemptive relief order that expanded the Company’s ability to co-invest with certain of the affiliates of the Advisors.

Audit Committee. The Company’s Audit Committee consists of all of its Independent Directors, each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. James H. Kropp serves as chairman of the Audit Committee. The Board has determined that each of James H. Kropp and Frederick Arnold is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The Audit Committee held 14 meetings during 2015.

Nominating and Governance Committee. The Company’s Nominating and Governance Committee consists of all of its Independent Directors, each of whom meets the independence standards established by the SEC for governance committees and is not an “interested person” for purposes of the 1940 Act. Frederick Arnold serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com. The Nominating and Governance Committee is responsible for selecting, researching, and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Company’s Nominating and Governance Committee will consider stockholders’ proposed nominations for directors. A stockholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of the Company’s Bylaws. The Company’s Nominating and Governance Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as directors, provided that: (i) such person is a stockholder of the Company at the time he, she or it recommends such nominee and is entitled to vote at the meeting of stockholders at which directors will be elected; and (ii) the Company’s Nominating and Governance Committee will make the final determination as to the qualifications of the individual to be nominated. The Company’s Nominating and Governance Committee will evaluate each nominee recommended by a stockholder to serve as director in the same manner as it would evaluate potential nominees identified by the committee. The Nominating and Governance Committee held three meetings during 2015.

Communications Between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Corporate Secretary. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. A copy of the Company’s code of ethics is available on its website: www.corporatecapitaltrust.com. You may also read and copy the Company’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Company’s code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of the Company’s code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. Item 406 of Regulation S-K requires the Company to disclose whether it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has adopted such a code and is in compliance with Item 406 of Regulation S-K.

Compensation Discussion and Analysis

As an externally managed business development company, the Company relies on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to the Company under the Administrative Services Agreement. In connection with its services, CNL has agreed to provide the Company with personnel to serve as the Company’s appointed officers. The Company’s appointed officers (who, while associated with CNL, serve on behalf of the Company) consist of the Company’s chief executive officer, chief financial officer, president, secretary, treasurer, general counsel, chief compliance officer, deputy chief compliance officer, and vice president of investments. The Company does not pay any compensation to any of the Company’s officers.

Compensation Committee Report

As described herein, the Company’s executive officers are not compensated by the Company. Accordingly, the Company does not have a compensation committee of the Board. The Nominating and Governance Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of directors. The Nominating and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table shows certain information as of the Record Date, with respect to the beneficial ownership of the Company’s Shares by (i) each director and nominee, (ii) each executive officer, and (iii) all of the Company’s directors and executive officers as a group. Based upon information furnished by the Company’s transfer agent and other information available to the Company, there are no persons known to the Company to beneficially own 5% or more of the outstanding Shares. As of the Record Date there were 301,867,269.739 Shares issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the ”Exchange Act”) and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting power and sole investment power with respect to the Shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned	Percentage of Class
Interested Directors:
Thomas K. Sittema (1)	29,657	*
Erik A. Falk	—
Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	11,069	*
Executive Officers:
Thomas K. Sittema (1)	29,657	*
Steven D. Shackelford	16,903	*
Kirk A. Montgomery	—
Executive Officers and Directors as a group (7 persons)	57,629	*

*	Less than one percent.

(1)	Of the 29,657 Shares attributed to the beneficial ownership of Mr. Sittema, 17,469 of such Shares are held of record by CNL, the Company’s advisor. Mr. Sittema serves as a director, the chief executive officer and an investment committee member of CNL. Mr. Sittema disclaims beneficial ownership of all Shares held by CNL.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company is subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it, to ensure that it does not enter into any prohibited transactions. For example, the Company’s Bylaws provide that, among other things, the Company may not engage in certain transactions with CNL or a director of the Company or an affiliate thereof unless (a) such transaction complies with all applicable law and (b) a majority of the Company’s directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-affiliated third parties. In addition, the Independent Director Committee evaluates transactions between the Company and its affiliates that are subject to restrictions under Section 57 of the 1940 Act. The following is a description of transactions since the beginning of the Company’s last fiscal year and any currently proposed transaction in which the amount exceeds $120,000 and in which any related person had or will have a direct or indirect material interest.

Investment Advisory Services

The Company has entered into the Investment Advisory Agreement, as amended, with CNL pursuant to which CNL provides investment advisory services to the Company. CNL and the Company have entered into the Sub-Advisory Agreement with KKR pursuant to which KKR assists CNL in providing investment advisory services to the Company. The Company pays CNL a management fee under the Investment Advisory Agreement consisting of a base management fee and a performance-based incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. The Company also reimburses CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreements

The Company has entered into an Administrative Services Agreement with CNL whereby CNL performs or oversees the performance of various administrative services that it requires, as well as personnel and facilities necessary for the Company’s business and these services. For providing these services, facilities and personnel, the Company reimburses CNL for administrative expenses it incurs in performing its obligations. However, such reimbursements are made at an amount equal to the lower of CNL’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. The Company does not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL. Effective in 2015, the Company no longer reimburses CNL for certain personnel expenses for internal legal counsel and the Company’s chief compliance officer and chief financial officer, as described in the Administrative Services Agreement. The administrative service fees paid to CNL under the Administrative Services Agreement for the year ended December 31, 2015 are set forth in the table below.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (i) provide certain transfer agency oversight services, including amending an existing transfer agency agreement with a duly registered transfer agent to add the Company as a party to the transfer agency agreement, (ii) respond to administrative calls from broker-dealers, financial advisors and investors, (iii) provide stockholder communication services, and (iv) perform other administrative services related to the purchase, ownership and transfer of the Company’s Shares.

Managing Dealer Fees and Expenses

The Managing Dealer, CNL Securities Corp., is an affiliate of CNL. The Company sold approximately 141 million Shares in its initial public offering (the “Initial Offering”). The Company is currently offering and selling Shares in a follow-on public offering of up to 209 million Shares (the “Follow-On Offering,” and together with the Initial Offering, the “Offerings”).

The Managing Dealer is entitled to receive selling commissions of up to 7% of the gross proceeds of Shares sold in the Offerings and a marketing support fee of up to 3% of the gross offering proceeds of Shares sold in the Offerings. The Managing Dealer engages unrelated, third-party participating broker-dealers in connection with the Offerings and, in connection therewith, re-allows all or a portion of such fees to participating broker-dealers.

Reimbursement of Offering and Organizational Costs

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offerings as reimbursement for organization and offering expenses incurred by the Advisors on behalf of the Company. Through the completion of the Initial Offering, the Advisors were reimbursed $0.90 million for organization expenses and $10.84 million for offering expenses. At the conclusion of the Initial Offering, the final reimbursement rate for organization and offering expenses was 0.8% of gross offering proceeds. During the year ended December 31, 2015, the Company reimbursed the Advisors $3.48 million in expenses related to the Follow-On Offering, or 0.5% of gross offering proceeds of the Follow-On Offering.

The Company will continue to reimburse the Advisors for offering expenses in connection with the Follow-On Offering only to the extent that the reimbursement payments would not cause the total organization and offering expenses borne by the Company to exceed 5% of the aggregate gross proceeds from the Offerings. The Advisors continue to be responsible for the payment of the Company’s expenses of the Offerings to the extent they exceed 5% of the aggregate gross proceeds from the Offerings, without recourse against or reimbursement by the Company.

Payments to Related Parties

Related party fees, expenses and reimbursement of expenses incurred by the Company for the year ended December 31, 2015 is summarized below (in thousands):

Related Party	Source Agreement & Description	2015
CNL Securities Corp.	Managing Dealer Agreement:
	Selling commissions and marketing support fees	$61,357
CNL and KKR	Investment Advisory Agreement:
	Base management fees (investment advisory fees)	70,298
CNL and KKR	Investment Advisory Agreement: Subordinated incentive fee on income(1)	10,322
CNL and KKR	Investment Advisory Agreement: Incentive fee on capital gains(2)	—
CNL and KKR	Investment Advisory Agreement: Organization and offering expenses reimbursement(3)	3,477
KKR	Investment Sub-Advisory Agreement:
	Investment expenses reimbursement	1,518
CNL	Administrative Services Agreement: Administrative and compliance services	1,536

(1)	During the year ended December 31, 2015, $13.09 million of subordinated incentive fees on income were paid to the Advisors. As of December 31, 2015, a subordinated incentive fee on income of $5.11 million was payable to the Advisors.

(2)	The following table provides additional details for the organization and offering expenses reimbursement for the year ended December 31, 2015 (in thousands):

Organization and Offering Expenses Reimbursement for the Year Ended December 31, 2015
Offering expenses reimbursement payable as of January 1,	$272
Additional offering expenses deferred during the year ended December 31,	3,477
Offering expenses reimbursements payable as of December 31,	(210)
Offering expenses reimbursements paid to the Advisors during the year ended December 31,	$3,539
Outstanding unreimbursed offering expenses (net of amounts payable) as of December 31,	$—

Structuring Fees

KKR is obligated to remit to the Company any earned capital structuring fees based on the Company’s pro-rata portion of a co-investment transaction or originated investment in which the Company participates. As a result, the Company earned capital structuring fees of $7.61 million during the year ended December 31, 2015.

Indemnification

The Investment Advisory Agreement and Sub-Advisory Agreement provide certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. The managing dealer agreement provides certain indemnification to the Managing Dealer and each participating broker and their respective officers, directors, partners, employees, associated persons, agents and control persons. In addition, the Company’s Articles of Incorporation provide certain indemnifications to its officers, directors, agents, and certain other persons. As of December 31, 2015, management believed that the risk of incurring of any losses for such indemnification was remote.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such statements furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors and officers were timely met during 2015.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER,
MANAGING DEALER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, managing dealer, and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	MANAGING DEALER	SUB-ADMINISTRATOR

CNL Fund Advisors Company CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801	KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, California 94104	CNL Securities Corp CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

PROPOSALS

Overview of Proposals

This Proxy Statement contains two proposals requiring stockholder action:

•	Proposal No. 1 requests the election of two Class 2 directors to the Board.

•	Proposal No. 2 requests the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

Each proposal is discussed in more detail below.

Proposal No. 1 – Election of Directors

The Board has nominated directors Frederick Arnold and Thomas K. Sittema to be elected to serve as the Company’s Class 2 directors for a three year term, until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified. Mr. Arnold and Mr. Sittema have consented to serving as nominees, being named in this Proxy Statement, and serving on the Board if elected. Mr. Arnold and Mr. Sittema are not being proposed for election pursuant to any agreement or understanding between them and the Company.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the election of the Board’s nominees, Mr. Frederick Arnold and Mr. Thomas K. Sittema. In the event that Mr. Arnold or Mr. Sittema should become unable to serve because of an event not now anticipated or decline to serve as directors at the time of the Annual Meeting, the persons named as proxies will vote for such other nominees as may be proposed by the Nominating and Governance Committee of the Company. The Board has no reason to believe that Mr. Arnold or Mr. Sittema will be unable or unwilling to serve.

Vote Required

The Company’s Bylaws provide that (i) a plurality of all Shares present or represented by proxy and voting at the Annual Meeting, and (ii) the presence in person or by proxy of the stockholders of the Company entitled to cast fifty percent of the votes entitled to be cast at the meeting necessary for the presence of a quorum are required to elect a director.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE ELECTION OF DIRECTORS

FREDERICK ARNOLD AND THOMAS K. SITTEMA.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee have re-appointed Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2015. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 2010.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016. The Company is not required to have the stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, however, the Company is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Deloitte & Touche LLP are expected to be present in person at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to Deloitte & Touche LLP for professional services performed for the Company’s fiscal years ended December 31, 2015 and 2014.

Fiscal Year/Period	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2015	$557,750	$182,600	$37,900	$—
2014	$553,950	$116,400	$37,334	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to the Company’s registration statements and broker-dealer activity pursuant to the Offerings.

(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of the Company’s income tax returns.

(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by Deloitte & Touche LLP.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Company maintains an auditor independence policy that, among other things, mandates that the Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for the Company, and for permissible non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company, if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2015 and 2014, were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2015. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, James H. Kropp, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2015 be included in the Company’s annual report on Form 10-K for 2015, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Audit Committee Members:
James H. Kropp, Chairman
Frederick Arnold
Kenneth C. Wright

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

Approval of Proposal No. 2 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting, and (ii) the presence in person or by proxy of the stockholders of the Company entitled to cast fifty percent of the votes entitled to be cast at the meeting required to constitute a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2016.

DEADLINES TO SUBMIT PROPOSALS FOR CONSIDERATION OR TO

NOMINATE DIRECTORS AT THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Proposals that a stockholder intends to present at the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”) and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting must be received no later than the close of business (5:30 p.m. Eastern Time) on December 1, 2016. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Corporate Secretary of the Company by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting.

Requirements for Other Stockholder Proposals to Be Brought Before the 2017 Annual Meeting of Stockholders and Director Nominations.

Pursuant to the provisions of the Bylaws, notice of any proposal that a stockholder intends to present at the 2017 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at the address provided below, must be received by the Corporate Secretary of the Company at the address provided below not less than 90 day nor more than 120 days prior to the first anniversary of the date of the mailing of the Notice of Annual Meeting for the 2016 Annual Meeting of Stockholders. Accordingly, any notice given by a stockholder pursuant to these provisions of the Company’s Bylaws must be received not earlier than the close of business on December 1, 2016, and not later than the close of business on December 31, 2016. To be in proper form, the notice must be submitted by a stockholder of record and must include the information required by the Bylaws with respect to each director nomination or proposal that the stockholder intends to present at the 2017 Annual Meeting. If you are a beneficial owner of Shares held by a broker or custodian, you should contact the organization that holds your Shares for information about how to register your Shares directly in your name as a stockholder of record.

Notices of intention to present proposals at the 2017 Annual Meeting and/or director nominations must be addressed to: Corporate Capital Trust, Inc., CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Corporate Secretary. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the Bylaw or SEC requirements for submitting a proposal or nomination, or other applicable requirements, A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the Bylaw and SEC requirements.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those set forth herein. Should any other matters requiring a vote of stockholders arise, proxies will be voted in accordance with the judgment of the persons named in the form of proxy.

CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801

AUTHORIZE A PROXY VIA THE INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. Electronic delivery helps the Company reduce corporate expenses such as printing and postage. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.corporatecapitaltrust.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPORATE CAPITAL TRUST, INC. (the “Company”)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	Election of two directors, for three-year terms expiring at the 2019 Annual Meeting of the Stockholders and until their successors are duly elected and qualified.	For	Against	Abstain

	1a. Frederick Arnold, Class 2 director	☐	☐	☐
	1b. Thomas K. Sittema, Class 2 director	☐	☐	☐

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual stockholders’ meeting, the Proxy Statement with respect thereof and our annual report to stockholders with respect to our 2015 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the Annual Report to Stockholders are available at:

www.proxyvote.com

PROXY CORPORATE CAPITAL TRUST, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Corporate Capital Trust, Inc. (the “Company”) hereby appoints Steven D. Shackelford and Kirk A. Montgomery, and each of them, as proxies, with full power of substitution in each, to attend the 2016 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 10, 2016 at 9:00 a.m., Eastern Time, and any postponements and/or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the meeting.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

☑

Read the Enclosed Materials …

Enclosed is the following information for the Corporate Capital Trust Annual Meeting of Stockholders:

•    Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2015

•    Proxy Statement that describes the proposals to be voted upon

•    Proxy card for each registration*

*  You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Authorize Your Proxy via the Internet Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card or voting instruction form.

☑	Or Complete the Proxy Card and Return by Mail On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

☑

Or

Authorize Your Proxy by Telephone

Call (800) 690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card or voting instruction form.

If you authorized your proxy via the Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc. at (855) 835-8319.

Thank you.

We appreciate your participation and support. Again, please be sure to vote. Your vote is important! Visit: www.corporatecapitaltrust.com/gopaperless to sign up for electronic delivery of future stockholder materials.